Exhibit 99.7

First NLC Trust 2005-2

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-2	215 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Original Balance ($)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0.01 - 50,000.00	5	229,700.00	0.75	45,940.00	8.594	82.15	602
50,000.01 - 100,000.00	70	5,481,867.25	17.82	78,312.39	7.877	75.90	609
100,000.01 - 150,000.00	67	8,124,163.27	26.40	121,256.17	7.416	77.43	625
150,000.01 - 200,000.00	30	5,181,363.33	16.84	172,712.11	7.534	78.36	633
200,000.01 - 250,000.00	28	6,209,748.78	20.18	221,776.74	7.181	79.90	632
250,000.01 - 300,000.00	4	1,135,700.00	3.69	283,925.00	7.598	80.99	652
300,000.01 - 350,000.00	5	1,625,600.00	5.28	325,120.00	6.720	75.49	637
350,000.01 - 400,000.00	3	1,143,250.00	3.72	381,083.33	7.142	68.34	568
400,000.01 - 450,000.00	1	425,000.00	1.38	425,000.00	6.750	88.36	718
550,000.01 - 600,000.00	1	572,000.00	1.86	572,000.00	7.900	80.00	726
600,000.01 - 650,000.00	1	642,500.00	2.09	642,500.00	5.875	80.31	696

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Current Balance ($)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0.01 - 50,000.00	5	229,700.00	0.75	45,940.00	8.594	82.15	602
50,000.01 - 100,000.00	70	5,481,867.25	17.82	78,312.39	7.877	75.90	609
100,000.01 - 150,000.00	67	8,124,163.27	26.40	121,256.17	7.416	77.43	625
150,000.01 - 200,000.00	30	5,181,363.33	16.84	172,712.11	7.534	78.36	633
200,000.01 - 250,000.00	28	6,209,748.78	20.18	221,776.74	7.181	79.90	632
250,000.01 - 300,000.00	4	1,135,700.00	3.69	283,925.00	7.598	80.99	652
300,000.01 - 350,000.00	5	1,625,600.00	5.28	325,120.00	6.720	75.49	637
350,000.01 - 400,000.00	3	1,143,250.00	3.72	381,083.33	7.142	68.34	568
400,000.01 - 450,000.00	1	425,000.00	1.38	425,000.00	6.750	88.36	718
550,000.01 - 600,000.00	1	572,000.00	1.86	572,000.00	7.900	80.00	726
600,000.01 - 650,000.00	1	642,500.00	2.09	642,500.00	5.875	80.31	696

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Mortgage Rate (%)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

5.501 - 6.000	2	875,000.00	2.84	437,500.00	5.908	78.58	677
6.001 - 6.500	26	4,810,250.00	15.63	185,009.62	6.348	71.71	646
6.501 - 7.000	50	7,188,042.78	23.36	143,760.86	6.849	76.88	647
7.001 - 7.500	38	5,278,450.28	17.15	138,906.59	7.376	79.60	634
7.501 - 8.000	43	6,390,422.76	20.77	148,614.48	7.782	79.69	629
8.001 - 8.500	24	3,085,399.08	10.03	128,558.30	8.305	78.54	605
8.501 - 9.000	17	1,888,700.00	6.14	111,100.00	8.754	80.60	560
9.001 - 9.500	6	488,815.51	1.59	81,469.25	9.207	82.11	583
9.501 - 10.000	6	431,412.22	1.40	71,902.04	9.685	84.97	556
10.001 - 10.500	2	284,000.00	0.92	142,000.00	10.297	80.00	517
10.501 - 11.000	1	50,400.00	0.16	50,400.00	10.875	80.00	569

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
Original Term to Maturity		Outstanding	Outstanding	Average	WA GROSS	WA	WA
(Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

109 - 120	1	161,400.00	0.52	161,400.00	6.875	84.06	654
169 - 180	17	1,432,054.96	4.65	84,238.53	7.533	73.12	617
229 - 240	10	1,286,710.00	4.18	128,671.00	7.622	78.83	624
349 - 360	187	27,890,727.67	90.64	149,148.28	7.393	77.95	629

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	215 records
Friedman Billings Ramsey

Remaining Term to Maturity		Outstanding	% Outstanding	Average	WA GROSS	WA	WA
(Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

109-120	1	161,400.00	0.52	161,400.00	6.875	84.06	654
169-180	17	1,432,054.96	4.65	84,238.53	7.533	73.12	617
229 - 240	10	1,286,710.00	4.18	128,671.00	7.622	78.83	624
349-360	187	27,890,727.67	90.64	149,148.28	7.393	77:95	629

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Lien Position	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

1	215	30,770,892.63	100.00	143,120.43	7.407 7	7.80	629

Total:	215	30,770,892.63	100.00	143,120.43	7.407 7	7.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Seasoning (Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0	195	28,344,005.00	92.11	145,353.87	7.372	77.57	629
1	19	2,283,298.11	7.42	120,173.58	7.810	80.52	628
4	1	143,589.52	0.47	143,589.52	7.750	80.00	684

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Original CLTV (%)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

30.01 - 35.00	1	95,500.00	0.31	95,500.00	6.750	33.39	600
35.01 - 40.00	4	251,214.00	0.82	62,803.50	7.678	38.08	610
40.01 - 45.00	1	93,000.00	0.30	93,000.00	8.190	43.26	591
45.01 - 50.00	3	647,000.00	2.10	215,666.67	6.798	47.64	594
50.01 - 55.00	6	940,373.44	3.06	156,728.91	6.916	53.32	631
55.01 - 60.00	6	695,000.00	2.26	115,833.33	6.975	56.73	642
60.01 - 65.00	7	909,950.00	2.96	129,992.86	7.608	63.01	577
65.01 - 70.00	25	3,362,941.84	10.93	134,517.67	7.023	67.30	619
70.01 - 75.00	22	4,018,268.33	13.06	182,648.56	7.186	73.71	612
75.01 - 80.00	60	7,839,829.03	25.48	130,663.82	7.770	79.42	632
80.01 - 85.00	27	4,336,564.46	14.09	160,613.50	7.279	83.50	620
85.01 - 90.00	40	5,832,566.75	18.95	145,814.17	7.612	89.64	644
90.01 - 95.00	6	861,800.00	2.80	143,633.33	6.814	93.59	712
95.01 - 100.00	7	886,884.78	2.88	126,697.83	7.508	99.95	656

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Occupancy Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Owner Occupied	202	29,274,188.62	95.14	144,921.73	7.404	78.13	627
Non-Owner Occupied	13	1,496,704.01	4.86	115,131.08	7.466	71.29	661

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	215 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Property Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Single Family	189	26,677,811.27	86.70	141,152.44	7.393	77.82	625
Duplex	9	1,309,000.00	4.25	145,444.44	7.371	71.53	645
Condo	7	1,200,081.36	3.90	171,440.19	7.540	76.48	676
3-4 Unit	4	850,500.00	2.76	212,625.00	7.583	79.07	632
Townhouse	5	635,500.00	2.07	127,100.00	7.529	86.90	663
PUD	1	98,000.00	0.32	98,000.00	7.500	100.00	674

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Use of Proceeds	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Cashout	184	26,243,348.57	85.29	142,626.89	7.351	77.04	625
Purchase	24	3,770,344.06	12.25	157,097.67	7.717	81.91	655
Rate/Term Refinance	7	757,200.00	2.46	108,171.43	7.793	83.47	620

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Documentation Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Full	161	21,265,199.30	69.11	132,081.98	7.391	78.21	618
Stated	53	9,209,693.33	29.93	173,767.80	7.424	76.77	652
NINA	1	296,000.00	0.96	296,000.00	8.000	80.00	671

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Loan Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

30 Year Fixed	187	27,890,727.67	90.64	149,148.28	7.393	77.95	629
15 Year Fixed	17	1,432,054.96	4.65	84,238.53	7.533	73.12	617
20 Year Fixed	10	1,286,710.00	4.18	128,671.00	7.622	78.83	624
Fixed 10yr	1	161,400.00	0.52	161,400.00	6.875	84.06	654

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	215 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Geographic Distribution	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Florida	46	6,495,154.80	21.11	141,199.02	7.479	74.77	643
California	24	5,273,250.00	17.14	219,718.75	6.696	69.42	622
Illinois	24	3,915,356.53	12.72	163,139.86	7.227	82.52	626
Texas	23	2,122,334.97	6.90	92,275.43	8.096	77.57	619
Pennsylvania	18	1,935,375.86	6.29	107,520.88	7.698	85.03	619
Maryland	7	1,482,393.33	4.82	211,770.48	7.326	80.79	664
Louisiana	13	1,311,394.14	4.26	100,876.47	8.293	82.93	602
Washington	7	1,081,950.00	3.52	154,564.29	6.893	73.65	624
Michigan	8	1,035,978.46	3.37	129,497.31	7.954	81.43	634
North Carolina	7	970,404.54	3.15	138,629.22	7.691	83.42	587
Arizona	7	747,350.00	2.43	106,764.29	7.168	79.91	628
Wisconsin	4	534,750.00	1.74	133,687.50	6.938	80.60	677
Rhode Island	3	530,150.00	1.72	176,716.67	7.226	80.48	638
Massachusetts	2	442,500.00	1.44	221,250.00	8.699	80.34	582
Georgia	3	418,650.00	1.36	139,550.00	7.565	80.06	633
Ohio	2	374,400.00	1.22	187,200.00	6.977	76.60	691
Virginia	2	374,000.00	1.22	187,000.00	7.021	89.91	669
Connecticut	2	373,000.00	1.21	186,500.00	8.165	79.53	625
Indiana	2	345,800.00	1.12	172,900.00	8.768	79.99	551
Iowa	4	344,050.00	1.12	86,012.50	7.383	77.66	618
Idaho	2	209,700.00	0.68	104,850.00	8.135	85.19	608
Tennessee	2	186,000.00	0.60	93,000.00	6.994	86.94	638
Oregon	1	120,600.00	0.39	120,600.00	7.625	90.00	648
Nevada	1	103,850.00	0.34	103,850.00	6.990	67.00	605
Colorado	1	42,500.00	0.14	42,500.00	7.625	85.00	583

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Prepayment Penalty Term (Years)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0	56	7,771,024.59	25.25	138,768.30	7.664	79.60	632
1	6	1,029,513.24	3.35	171,585.54	7.139	81.67	642
2	7	1,204,091.84	3.91	172,013.12	7.027	74.07	596
3	146	20,766,262.96	67.49	142,234.68	7.346	77.14	629

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
FICO Score	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

481 - 500	1	56,000.00	0.18	56,000.00	10.490	80.00	500
501 - 520	4	414,800.00	1.35	103,700.00	8.441	74.18	509
521 - 540	13	2,338,356.77	7.60	179,873.60	8.125	72.96	532
541 - 560	14	1,532,236.36	4.98	109,445.45	8.481	77.78	547
561 - 580	16	2,150,942.61	6.99	134,433.91	8.008	75.27	571
581 - 600	17	1,763,810.00	5.73	103,753.53	7.498	75.28	591
601 - 620	30	3,493,564.58	11.35	116,452.15	7.551	77.79	611
621 - 640	40	5,460,195.00	17.74	136,504.88	7.216	75.01	630
641 - 660	34	5,449,418.46	17.71	160,277.01	7.078	78.47	649
661 - 680	18	2,481,536.00	8.06	137,863.11	7.247	79.75	668
681 - 700	13	2,437,089.52	7.92	187,468.42	6.714	82.09	691
701 - 720	9	1,813,500.00	5.89	201,500.00	6.760	82.60	712
721 - 740	3	870,393.33	2.83	290,131.11	7.941	80.84	727
741 - 760	3	509,050.00	1.65	169,683.33	6.889	92.42	751

Total:	215	30,770,892.63	100.00	143,120.43	7.407	77.80	629

Min: 500
Max: 759
Weighted Average: 629

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.